EXHIBIT 99.3

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following is the unaudited pro forma combined condensed consolidated financial information for Banner and Starbuck, giving effect to the merger of Starbuck Bancshares, Inc. (“Starbuck”) with and into Elements Merger Sub, LLC, a wholly-owned subsidiary of Banner Corporation (“Banner”) (the “Merger”). The unaudited pro forma combined condensed consolidated statement of financial condition as of September 30, 2015 is presented as if the Merger occurred as of that date. The unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 are presented as if the Merger occurred on January 1, 2014. The unaudited pro forma combined condensed consolidated financial statements also reflect the segregation of Starbuck from its parent holding company SKBHC Holdings LLC (“Holdings”).

The unaudited pro forma combined condensed consolidated statement of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 also give effect to the acquisition by Starbuck of Greater Sacramento Bancorp (“GSB”), which closed on February 2, 2015, and the acquisition by Banner of Siuslaw Financial Group (“Siuslaw”), which closed on March 6, 2015, presented as if those acquisitions occurred on January 1, 2014.

All of the unaudited pro forma combined condensed consolidated financial information is not intended to reflect the actual results that would have been achieved had the acquisitions actually occurred on those dates.

The unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting for business combinations under generally accepted accounting principles in the United States, or “GAAP.” Banner was the acquirer for accounting purposes in the Merger. Banner and Starbuck were the acquirers for accounting purposes in their respective acquisitions of Siuslaw and GSB. Certain reclassifications have been made to the historical data of Starbuck, Holdings, GSB and Siuslaw to conform to Banner’s classifications. These reclassifications had no impact on net income.

The pro forma adjustments are preliminary, based on estimates, and are subject to change as more information becomes available and after final analyses of the fair values of both tangible and intangible assets acquired and liabilities assumed are completed. Accordingly, the final fair value adjustments may be materially different from those presented in the unaudited pro forma financial information.

Under the acquisition method of accounting, the assets and liabilities and any identifiable intangible assets being acquired are generally recorded at the respective fair values on the acquisition date. The fair values on the acquisition date represent management’s best estimates based on available information and facts and circumstances in existence on the acquisition date. There may be differences between these preliminary estimates of fair value and the final acquisition accounting, which differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined company’s future results of operations and financial position.

In connection with the plan to integrate the operations of Banner and Starbuck, as well as those of GSB and Siuslaw, Banner anticipates that non-recurring charges, such as costs associated with systems implementation, severance and other costs related to exit or disposal activities, will be incurred. Banner estimates that it will incur approximately $33 million of merger related costs subsequent to the closing of the Merger. These charges will affect the consolidated results of operations of Banner in the periods in which they are recorded. The unaudited pro forma combined condensed consolidated statements of operations do not include the effects of any non-recurring costs associated with any restructuring or integration activities resulting from the acquisitions that had not been incurred as of September 30, 2015, as they are non-recurring in nature and not factually supportable at this time. Additionally, the unaudited pro forma adjustments to the unaudited pro forma combined condensed consolidated statements of operations do not give effect to any non-recurring or unusual restructuring charges that may be incurred as a result of the integration of Banner, Starbuck, GSB and Siuslaw, or any anticipated disposition of assets that may result from such integration. The unaudited pro forma condensed combined statements of operations do not include any expected cost savings, operating synergies, or revenue enhancements, that may be realized subsequent to the Merger.

The unaudited pro forma combined condensed consolidated financial information is provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial information is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transactions been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed consolidated financial information and related adjustments required management to make certain assumptions and estimates.

As of January 1, 2015, Banner adopted the Financial Accounting Standards Board’s (“FASB”) Accounting Standard Update (“ASU”) No. 2014-01, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects. As required by ASU No. 2014-01, the new accounting methodology has been retrospectively applied to all prior periods presented, resulting in changes to other non-interest income, tax expense, and net income, deferred tax asset, other assets, and retained earnings in the prior periods presented. The ASU No. 2014-01 was effective beginning after December 15, 2014 and does not have a material impact on the Company’s consolidated financial statements. The effect of this change on the revised annual statement of operations was a decrease in net income of $95,000 for the year ended December 31, 2014. All prior periods have been reclassified to conform to the current presentation and therefore the information may not be comparable to the information included in reports previously filed by Banner with the Securities and Exchange Commission.

The unaudited pro forma combined condensed consolidated financial information is based on, and should be read together with, the historical consolidated financial statements and related notes of Banner from its Quarterly Report on Form 10-Q for the period ended September 30, 2015 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and the historical consolidated financial statements and related notes of Starbuck. Audited financial information for Starbuck alone is not available; however, Starbuck comprises more than 100.0% of the consolidated assets and equity of Holdings as of September 30, 2015, and more than 127.2% of Holdings’ consolidated net income for the nine months ended September 30, 2015 and more than 105.0% for the twelve months ended December 31, 2014.

Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition

September 30, 2015

(in thousands)

	Banner	Starbuck Bancshares (AmWest)	Pro Forma Adjustments	Notes	Banner & Starbuck Combined Pro Forma
ASSETS
Cash and equivalents	$135,239	$97,648	$(151,450)	A	$81,437
Investment securities	587,919	1,028,975	(5,439)	B	1,611,455

Total cash and securities	723,158	1,126,623	(156,889)		1,692,892
Loans receivable	4,372,594	2,991,920	(1,793)	C	7,362,721
Allowance for loan losses	(77,320)	(16,602)	16,602	D	(77,320)

Net loans	4,295,274	2,975,318	14,809		7,285,401
OREO	6,363	8,362	(1,500)	E	13,225
Premises and equipment	102,881	70,223	(3,332)	F	169,772
Intangibles/CDI	5,457	20,970	12,330	G	38,757
Goodwill	21,148	77,958	153,303	H	252,409
Deferred taxes	23,536	117,697	(12,903)	I	128,330
Other assets	134,493	129,634	476	J	264,603

Total Assets	$5,312,310	$4,526,785	$6,294		$9,845,389

LIABILITIES
Non-interest bearing	$1,561,516	$966,946	$—		$2,528,462
Interest bearing deposits	2,826,137	2,653,607	2,256	K	5,482,000

Total deposits	4,387,653	3,620,553	2,256		8,010,462
Borrowings	104,518	240,141	(66)	L	344,593
Junior subordinated debentures	85,183	7,058	(1,252)	M	90,989
Other liabilities	63,754	54,057	1,108	N	118,919

Total liabilities	4,641,108	3,921,809	2,046		8,564,963
EQUITY
Equity (Banner)	671,202	—	609,224	O	1,280,426
Equity (AmWest)	—	604,976	(604,976)	P	—

Total Equity	671,202	604,976	4,248		1,280,426

Total Liabilities and Equity	$5,312,310	$4,526,785	$6,294		$9,845,389

Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition

September 30, 2015

(in thousands)

	Holdings	Eliminations	Notes	Starbuck Bancshares (AmWest)
ASSETS
Cash and equivalents	$97,648	$—		$97,648
Investment securities	1,028,975	—		1,028,975

Total cash and securities	1,126,623	—		1,126,623
Loans receivable	2,991,920	—		2,991,920
Allowance for loan losses	(16,602)	—		(16,602)

Net loans	2,975,318	—		2,975,318
OREO	8,362	—		8,362
Premises and equipment	70,223	—		70,223
Intangibles/CDI	20,970	—		20,970
Goodwill	77,958	—		77,958
Deferred taxes	117,697	—		117,697
Other assets	129,634	—		129,634

Total Assets	$4,526,785	$—		$4,526,785

LIABILITIES
Non-interest bearing	$966,647	$299	A	$966,946
Interest bearing deposits	2,653,607	—		2,653,607

Total deposits	3,620,254	299		3,620,553
Borrowings	240,141	—		240,141
Junior subordinated debentures	7,058	—		7,058
Other liabilities	68,046	(13,989)	B	54,057

Total liabilities	3,935,499	(13,690)		3,921,809
EQUITY
Equity (AmWest)	591,286	13,690	C	604,976
Equity (GSB)	—	—		—

Total Equity	591,286	13,690		604,976

Total Liabilities and Equity	$4,526,785	$—		$4,526,785

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2015

(in thousands)

	Banner	Siuslaw (1/1/2015 to 3/6/2015)	Pro Forma Adjustments	Notes	Banner & Siuslaw Combined Pro Forma
Interest income:
Interest and fees on loans	$149,192	$2,257	$629	A	$152,078
Interest on cash and securities	8,747	131	(16)	B	8,862

Total interest income	157,939	2,388	613		160,940
Interest expense:
Interest on deposits	5,240	60	2	C	5,302
Interest on borrowings	2,518	44	—		2,562

Total interest expense	7,758	104	2		7,864

Net interest income before provision	150,181	2,284	611		153,076
Loan loss provision expense	—	—	—		—

Net interest income after provision for loan losses	150,181	2,284	611		153,076
Other operating income:
Deposit fees and charges	27,435	125	—		27,560
Mortgage banking operations	13,238	332	—		13,570
Other	3,262	391	—		3,653

Total other operating income	43,935	848	—		44,783
Other operating expense:
Compensation	88,429	3,641	—		92,070
Occupancy and equipment	18,833	135	—		18,968
Amortization of core deposit intangibles	1,268	—	98	D	1,366
Other	27,817	1,916	(1,897)	E	27,836

Total other operating expense	136,347	5,692	(1,799)		140,240

Pre-tax income	57,769	(2,560)	2,410		57,619
Provision for income taxes	19,440	(293)	844	F	19,991

Net income	$38,329	$(2,267)	$1,566		$37,628

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2015

(in thousands)

	Holdings	Eliminations	Notes	Starbuck	GSB (1/1/2015 to 1/31/2015)(1)	Pro Forma Adjustments	Notes	Starbuck Combined Pro Forma
Interest income:
Interest and fees on loans	$107,833	$—		$107,833	$1,055	$131	A	$109,019
Interest on cash and securities	17,172	—		17,172	319	(66)	B	17,425

Total interest income	125,005	—		125,005	1,374	65		126,444
Interest expense:
Interest on deposits	6,224	—		6,224	115	(1)	C	6,338
Interest on borrowings	1,349	—		1,349	33	—		1,382

Total interest expense	7,573	—		7,573	148	(1)		7,720

Net interest income before provision	117,432	—		117,432	1,226	66		118,724
Loan loss provision expense (benefit)	(1,189)	—		(1,189)	—	—		(1,189)

Net interest income after provision for loan losses	118,621	—		118,621	1,226	66		119,913
Other operating income:
Deposit fees and charges	12,217	—		12,217	25	—		12,242
Mortgage banking operations	4,181	—		4,181	—	—		4,181
Other	10,768	158	D	10,926	18	—		10,944

Total other operating income	27,166	158		27,324	43	—		27,367
Other operating expense:
Compensation	61,106	(1,232)	E	59,874	621	—		60,495
Occupancy and equipment	10,908	—		10,908	105	—		11,013
Amortization of core deposit intangibles	2,205	—		2,205	—	(5)	D	2,200
Other	36,115	(242)	F	35,873	957	(925)	E	35,905

Total other operating expense	110,334	(1,474)		108,860	1,683	(930)		109,613

Pre-tax income	35,453	1,632		37,085	(414)	996		37,667
Provision for income taxes	13,695	571	G	14,266	(147)	349	F	14,468

Net income	$21,758	$1,061		$22,819	$(267)	$647		$23,199

(1)	Starbuck completed its acquisition of GSB on February 2, 2015. Because financial data for GSB is only available from January 1, 2015 to January 31, 2015, operating activity for February 1, 2015 and February 2, 2015 is not included.

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2015

(in thousands)

	Banner & Siuslaw Combined Pro Forma	Starbuck Combined Pro Forma	Pro Forma Adjustments	Notes	Pro Forma Totals
Interest income:
Interest and fees on loans	$152,078	$109,019	$(2,807)	Q	$258,290
Interest on cash and securities	8,862	17,425	9,232	R	35,519

Total interest income	160,940	126,444	6,425		293,809
Interest expense:
Interest on deposits	5,302	6,338	(157)	S	11,483
Interest on borrowings	2,562	1,382	—		3,944

Total interest expense	7,864	7,720	(157)		15,427

Net interest income before provision	153,076	118,724	6,582		278,382
Loan loss provision expense (benefit)	—	(1,189)	—		(1,189)

Net interest income after provision for loan losses	153,076	119,913	6,582		279,571
Other operating income:
Deposit fees and charges	27,560	12,242	—		39,802
Mortgage banking operations	13,570	4,181	—		17,751
Other	3,653	10,944	—		14,597

Total other operating income	44,783	27,367	—		72,150
Other operating expense:
Compensation	92,070	60,495	—		152,565
Occupancy and equipment	18,968	11,013	—		29,981
Amortization of core deposit intangibles	1,366	2,200	1,562	T	5,128
Other	27,836	35,905	(8,944)	U	54,797

Total other operating expense	140,240	109,613	(7,382)		242,471

Pre-tax income	57,619	37,667	13,964		109,250
Provision for income taxes	19,991	14,468	4,887	V	39,346

Net income	$37,628	$23,199	$9,077		$69,904

	Historical Banner	Historical Starbuck	Pro Forma Adjustments (1)	Pro Forma Totals
Earnings per common share:
Basic	$1.88	n/a	$0.18	$2.06
Diluted	$1.87	n/a	$0.19	$2.06
Weighted average number of common shares outstanding:
Basic	20,417,601	n/a	13,523,332	33,940,933
Diluted	20,467,609	n/a	13,523,332	33,990,941

(1)	Proforma share adjustment includes 13.2 million shares issued in the Starbuck acquisition and 1.3 million shares issued in the Siuslaw acquisition.

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

Twelve Months Ended December 31, 2014

(in thousands)

	Banner	Siuslaw	Pro Forma Adjustments	Notes	Banner & Siuslaw Combined Pro Forma
Interest income:
Interest and fees on loans	$177,541	$12,492	$1,206	A	$191,239
Interest on cash and securities	13,120	795	(22)	B	13,893

Total interest income	190,661	13,287	1,184		205,132
Interest expense:
Interest on deposits	7,578	387	7	C	7,972
Interest on borrowings	3,211	246	—		3,457

Total interest expense	10,789	633	7		11,429
Net interest income before provision	179,872	12,654	1,177		193,703
Loan loss provision expense	—	—	—		—

Net interest income after provision for loan losses	179,872	12,654	1,177		193,703
Other operating income:
Deposit fees and charges	30,553	637	—		31,190
Mortgage banking operations	10,249	1,952	—		12,201
Other	14,189	2,929	—		17,118

Total other operating income	54,991	5,518	—		60,509
Other operating expense:
Compensation	78,048	7,589	—		85,637
Occupancy and equipment	22,743	935	—		23,678
Amortization of core deposit intangibles	1,990	—	617	D	2,607
Other	50,960	5,547	(748)	E	55,759

Total other operating expense	153,741	14,071	(131)		167,681

Pre-tax income	81,122	4,101	1,308		86,531
Provision for income taxes	27,052	318	458	F	27,828

Net income	$54,070	$3,783	$850		$58,703

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

Twelve Months Ended December 31, 2014

(in thousands)

	Holdings	Eliminations	Notes	Starbuck	GSB	Pro Forma Adjustments	Notes	Starbuck Combined Pro Forma
Interest income:
Interest and fees on loans	$129,587	$—		$129,587	$12,606	$1,677	A	$143,870
Interest on cash and securities	24,879	—		24,879	3,864	(797)	B	27,946

Total interest income	154,466	—		154,466	16,470	880		171,816
Interest expense:
Interest on deposits	6,148	—		6,148	1,256	(51)	C	7,353
Interest on borrowings	886	—		886	436	—		1,322

Total interest expense	7,034	—		7,034	1,692	(51)		8,675

Net interest income before provision	147,432	—		147,432	14,778	931		163,141
Loan loss provision expense (benefit)	1,489	—		1,489	(1,150)	—		339

Net interest income after provision for loan losses	145,943	—		145,943	15,928	931		162,802
Other operating income:
Deposit fees and charges	15,644	—		15,644	725	—		16,369
Mortgage banking operations	3,981	—		3,981	—	—		3,981
Other	23,435	518	D	23,953	—	—		23,953

Total other operating income	43,060	518		43,578	725	—		44,303
Other operating expense:
Compensation	88,574	(8,631)	E	79,943	7,418	—		87,361
Occupancy and equipment	12,155	—		12,155	1,455	—		13,610
Amortization of core deposit intangibles	3,385	—		3,385	—	(52)	D	3,333
Other	53,068	54	F	53,122	3,230	(84)	E	56,268

Total other operating expense	157,182	(8,577)		148,605	12,103	(136)		160,572

Pre-tax income	31,821	9,095		40,916	4,550	1,067		46,533
Provision for income taxes	9,869	3,183	G	13,052	1,532	373	F	14,957

Net income	$21,952	$5,912		$27,864	$3,018	$694		$31,576

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations

Twelve Months Ended December 31, 2014

(in thousands)

	Banner & Siuslaw Combined Pro Forma	Starbuck Combined Pro Forma	Pro Forma Adjustments	Notes	Pro Forma Totals
Interest income:
Interest and fees on loans	$191,239	$143,870	$(2,623)	Q	$332,486
Interest on cash and securities	13,893	27,946	10,641	R	52,480

Total interest income	205,132	171,816	8,018		384,966
Interest expense:
Interest on deposits	7,972	7,353	241	S	15,556
Interest on borrowings	3,457	1,322	—		4,779

Total interest expense	11,429	8,675	241		20,345

Net interest income before provision	193,703	163,141	7,777		364,621
Loan loss provision expense	—	339	—		339

Net interest income after provision for loan losses	193,703	162,802	7,777		364,282
Other operating income:
Deposit fees and charges	31,190	16,369	—		47,559
Mortgage banking operations	12,201	3,981	—		16,182
Other	17,118	23,953	—		41,071

Total other operating income	60,509	44,303	—		104,812
Other operating expense:
Compensation	85,637	87,361	—		172,998
Occupancy and equipment	23,678	13,610	—		37,288
Amortization of core deposit intangibles	2,607	3,333	1,879	T	7,819
Other	55,759	56,268	(4,609)	U	107,418

Total other operating expense	167,681	160,572	(2,730)		325,523

Pre-tax income	86,531	46,533	10,507		143,571
Provision for income taxes	27,828	14,957	3,677	V	46,462

Net income	$58,703	$31,576	$6,830		$97,109

	Historical Banner	Historical Starbuck	Pro Forma Adjustments (1)	Pro Forma Totals
Earnings per common share:
Basic	$2.79	n/a	$0.07	$2.86
Diluted	$2.79	n/a	$0.07	$2.86
Weighted average number of common shares outstanding:
Basic	19,359,409	n/a	14,549,995	33,909,404
Diluted	19,402,656	n/a	14,549,995	33,952,651

(1)	Proforma share adjustment includes 13.2 million shares issued in the Starbuck acquisition and 1.3 million shares issued in the Siuslaw acquisition.

Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Information

Note 1—Basis of Presentation

The unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting for business combinations under GAAP. Banner was the acquirer for accounting purposes in the acquisition of Starbuck and Siuslaw. Starbuck was the acquirer for accounting purposes in the acquisition of GSB. The unaudited pro forma combined condensed consolidated statements of financial condition as of September 30, 2015 is presented as if the acquisition of Starbuck occurred as of that date. The unaudited pro forma combined condensed consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 are presented as if the acquisitions occurred on January 1, 2014. This information is not intended to reflect the actual results that would have been achieved had the acquisitions actually occurred on those dates.

The pro forma adjustments are preliminary, based on estimates, and are subject to change as more information becomes available and after final analyses of the fair values of both tangible and intangible assets acquired and liabilities assumed are completed. Accordingly, the final fair value adjustments may be materially different from those presented in this document.

Under the acquisition method of accounting, the assets and liabilities and any identifiable intangible assets being acquired are recorded at the respective fair values on the acquisition date. The fair values on the acquisition date represent management’s best estimates based on available information and facts and circumstances in existence on the acquisition date.

Certain historical data of the entities being acquired has been reclassified on a pro forma basis to conform to Banner’s classifications.

Note 2—Purchase Price

Starbuck Acquisition: The aggregate consideration received by Starbuck equity holders consisted of 13.23 million shares of Banner common stock and $130.0 million in cash. The aggregate value of the consideration paid was approximately $761 million.

Note 3—Allocation of Purchase Price

Starbuck Acquisition. At the merger date, Starbuck’s assets and liabilities are required to be adjusted to their estimated fair values. The purchase price is then allocated to the identifiable assets and liabilities based on the fair values. The excess of the purchase price over the fair value of the net assets acquired is allocated to goodwill.

The purchase price was preliminarily allocated to the assets acquired and liabilities assumed based on their estimated fair values as summarized in the following table:

	Pro Forma September 30, 2015
Preliminary Acquisition Accounting of Starbuck	(in thousands)
Fair value of 13,230,000 shares of Banner common stock at $47.67 per share (price as of closing date)		$630,674
Cash paid		130,000

Total purchase price		760,674
Fair value of assets acquired:
Cash	$97,648
Investment securities	1,023,536
Loans	2,990,127
OREO	6,862
Premises and equipment	66,891
Intangible assets	33,300
Deferred Taxes	104,794
Other assets	130,110

Total assets acquired	4,453,268
Fair value of liabilities assumed:
Deposits	3,622,809
Borrowings	240,075
Junior subordinated debentures	5,806
Accrued expenses and other liabilities	55,165

Total liabilities assumed	3,923,855

Fair value of net assets acquired		529,413

Excess of consideration paid over the net assets acquired (Goodwill)		$231,261

Note 4—Pro Forma Combined Condensed Consolidated Financial Information Adjustments

The following pro forma adjustments have been included in the unaudited pro forma condensed combined financial information. Estimated fair value adjustments are based upon available information, and certain assumptions considered reasonable, and may be revised as additional information becomes available.

Notes to Pro Forma Adjustments for Siuslaw Merging Into Banner

Statement of Operations
(in thousands)
		For the Nine Months Ended Sep. 30, 2015	For the Twelve Months Ended Dec. 31, 2014
A	Adjustments to interest income on loans
	To reflect accretion to income of purchased loan discounts on non-impaired loans.	$422	$930
	To reflect accretion to income of purchased loan discounts on impaired loans.	$207	$276

		$629	$1,206
B	Adjustments to Interest on cash and securities	$(16)	$(22)
	To reflect amortization of purchased securities premium.
C	Adjustments to Deposit interest expense	$2	$7
	To reflect the amortization of deposit premium.
D	Adjustments to Amortization of core deposit intangibles	$98	$617
	To reflect the amortization of the core deposit intangible asset based on an amortization period of eight years and using an accelerated amortization method.
E	Adjustments to Non-interest Expense	$(1,897)	$(748)
	To reverse Banner’s historical acquisition expenses.
F	Adjustments to Provision for income taxes	$844	$458
	To reflect the income tax effect of the adjustments above at the effective rate of 35%.

Notes to Pro Forma Adjustments to Segregate Starbuck Bancshares from Holdings

Statement of Financial Condition
As of September 30, 2015
(in thousands)
A	Non-interest bearing deposits	$299
	To recognize parent company deposits at AmericanWest Bank.
B	Other liabilities	$(13,989)
	To eliminate parent company other liabilities.
C	Equity	$13,690
	To eliminate parent company impact on equity.

Statement of Operations
(in thousands)
		For the Nine Months Ended Sep. 30, 2015	For the Twelve Months Ended Dec. 31, 2014
D	Other operating income	$158	$518
	To eliminate management fee income recorded at Starbuck Bancshares for services provided to and paid for by the SKBHC Holdings LLC stand-alone entity.

Statement of Operations
(in thousands)
		For the Nine Months Ended Sep. 30, 2015	For the Twelve Months Ended Dec. 31, 2014
E	Compensation expense	$(1,232)	$(8,631)
	To eliminate management unit compensation expense recorded by the SKBHC Holdings LLC stand-alone entity as required by the LLC operating agreement.
F	Other operating expense	$(242)	$54
	To eliminate other operating expense attributed to the SKBHC Holdings LLC stand-alone entity.
G	Adjustments to Provision for income taxes	$571	$3,183
	To reflect the income tax effect of the adjustments above at the statutory rate of 35%.

Notes to Pro Forma Adjustments for Greater Sacramento Bancorp Merging Into Starbuck

Statement of Operations
(in thousands)
		For the Nine Months Ended Sep. 30, 2015	For the Twelve Months Ended Dec. 31, 2014
A	Adjustments to Interest and fee income on loans	$131	$1,677

To reflect accretion of interest income for acquired impaired and non-impaired loans, using the effective interest method of amortization over the estimated lives of the acquired loan portfolio of approximately five years, as adjusted for expected prepayments.

B	Adjustments to Interest on cash and securities
	To reflect the accretion of the mark to fair value on security portfolio.	$(66)	$(797)
C	Adjustments to Interest expense on deposits	$(1)	$(51)

To reflect the amortization of deposit premium resulting from time deposit fair value adjustments based on a weighted average life of time deposits of approximately one year using contractual time deposit maturities.

D	Adjustments to Other operating expense	$(5)	$(52)
	To reflect the amortization of the core deposit intangible asset based on an amortization	$—	$2
	To reflect the amortization of the leasehold interest intangible.	$(5)	$(54)
E	Adjustments to Non-interest Expense	$(925)	$(84)
	To reverse AmericanWest’s historical acquisition expenses.
F	Adjustments to Provision for income taxes	$349	$373
	To reflect the income tax effect of the adjustments above at the statutory rate of 35%.

Notes to Pro Forma Adjustments for Starbuck Bank Merger Into Banner

Statement of Financial Condition
As of September 30, 2015
(in thousands)
A	Adjustments to Cash and cash equivalents		$(151,450)
	To reflect cash used to purchase AmericanWest.	$(130,000)
	To reflect cash to be paid for after-tax merger expenses.	$(21,450)
B	Adjustments to Investment securities		$(5,439)
	Reverse existing unamortized/unaccreted premiums/discounts	$(68,289)
	Adjust securities to fair value.	$62,850

Statement of Financial Condition
As of September 30, 2015
(in thousands)
C	Adjustments to Loans receivable, excluding allowance for loan losses		$(1,793)
	To eliminate AmericanWest prior loan discount.	$43,577
	To eliminate AmericanWest prior loan deferred fees and costs.	$(240)
	A total discount of 1.5% was estimated to reflect the fair value of loans at merger date, including (2.1%) for credit losses and 0.6% for market yield premium.	$(45,130)
D	Adjustments to Allowance for loans losses		$16,602
	To eliminate the allowance for loan losses at the acquisition date as the credit risk is accounted for in the fair value adjustment for the loans receivable.
E	Adjustment to OREO		$(1,500)
	To mark OREO to estimated fair value.
F	Adjustments to Premises and Equipment		$(3,332)
	To record fair value adjustment to acquired premises owned.	$1,816
	To record fair value adjustment to acquired equipment.	$(5,148)
G	Adjustments to Intangibles/Core Deposit Intangible (“CDI”)		$12,330
	To eliminate AmericanWest prior CDI and other intangibles	$(20,970)
	To record the estimated fair value of the CDI. The CDI will be amortized to expense over 8 years on an accelerated basis.	$33,300
H	Adjustment to Goodwill		$153,303
	To eliminate AmericanWest prior goodwill.	$(77,958)
	To record the difference between the consideration paid and the estimated fair value of net assets acquired in the merger.	$231,261
I	Adjustments to Deferred Tax Asset		$(12,903)
	To reflect the deferred taxes related to the net fair value adjustments at Banner’s estimated statutory rate of 35%.
J	Adjustment to Other Assets		$476
	To record fair value adjustment on Other Repossessed Assets.	$(300)
	To record favorable fair value adjustment on real property leases.	$776
K	Adjustment to Time Deposits		$2,256
	To record fair value adjustments based upon current market interest rates for similar products.
L	Adjustment to Borrowings		$(66)
	To record fair value adjustments based upon current market interest rates for similar borrowings.	$75
	To reverse AmericanWest’s prior fair value adjustment.	$(141)
M	Adjustment to Junior Subordinated Debentures		$(1,252)
	To eliminate AmericanWest prior fair value adjustment	$1,190
	To record fair value adjustments based upon current market interest rates and credit spreads for similar junior subordinated debentures.	$(2,442)
N	Adjustments to Other Liabilities		$1,108
	To reverse the previous fair value adjustment on real property leases.	$(1,657)
	To record unfavorable fair value adjustment on real property leases.	$2,765
O	Adjustments to Equity-Banner		$609,224
	To record the issuance of Banner common stock as purchase price consideration (13,230,000 shares at $47.67 per share).	$630,674
	To adjust for after tax merger expenses.	$(21,450)
P	Adjustments to Equity-AmericanWest		$(604,976)
	To eliminate the equity of AmericanWest.

Notes to Pro Forma Adjustments for Starbuck Merging Into Banner

Statement of Operations
(in thousands)
		For the Nine Months Ended Sep. 30, 2015	For the Twelve Months Ended Dec. 31, 2014
Q	Adjustments to Interest and Fees on Loans
	To reflect accretion to income of purchased loan discounts on non-impaired loans.	$4,520	$11,705
	To reflect accretion to income of purchased loan discounts on impaired loans.	3,017	3,703
	To reverse historical accretion of AmericanWest’s previous purchased loan discounts on non-impaired loans.	(1,172)	(1,367)
	To reverse historical accretion of AmericanWest’s previous purchased loan discounts on impaired loans.	(9,172)	(16,664)

		$(2,807)	$(2,623)
R	Adjustments to Interest on Investment Securities
	Fair value marks on investments amortized/accreted against/into income similar to premiums/discounts.	$(3,416)	$(4,555)
	To reverse historical amortization of premium on securities.	12,648	15,196

		$9,232	$10,641
S	Adjustments to Deposit Interest Expense
	To reflect the amortization of deposit premium	$(625)	$(1,225)
	To reverse historical amortization of deposit premium.	468	1,466

		$(157)	$241
T	Adjustments to Non-interest Expense
	To reflect the amortization of the core deposit intangible asset based on an amortization period of eight years and using an accelerated amortization method.	$3,767	$5,264
	To reverse AmericanWest’s historical core deposit intangible amortization.	(2,205)	(3,385)

		$1,562	$1,879
U	Adjustments to Non-interest Expense
	To reverse AmericanWest’s historical acquisition expenses.	$(1,203)	$(284)
	To reverse Banner’s historical acquisition expenses.	(7,741)	(4,325)

		$(8,944)	$(4,609)
V	Adjustments to Income Tax Expense
	To reflect the income tax effect of the adjustments above at the statutory rate of 35%.	$4,887	$3,677